UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS	3 Months Ended
Mar. 31, 2023 USD ($)
Cash Flows from Operating Activities:
Net income	$ 378,877
Adjustments to reconcile net income to net cash used in operating activities:
Change in fair value of derivative warrant liability	236,070
Income from investments held in Trust Account	(1,973,783)
Change in operating assets and liabilities:
Prepaid expenses	154,385
Accounts payable	(166,404)
Franchise tax payable	(26,450)
Income tax payable	403,994
Due to related party	15,000
Accrued expenses	468,720
Net cash used in operating activities	(509,591)
Cash Flows from Investing Activities:
Cash withdrawals from Trust Account to pay for taxes	81,239
Net cash provided by investing activities	81,239
Cash Flows from Financing Activities:
Net change in cash	(428,352)
Cash - beginning of the period	635,155
Cash - end of the period	206,803
Supplemental disclosure of noncash activities:
Extinguishment of accrued expenses related to offering costs	$ (13,924)